EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports First Fiscal Quarter Results

EMERYVILLE, Calif., January 24, 2006 – Netopia, Inc. (OTCBB:NTPA), a market leader in broadband gateways and service delivery software, today announced results for the first fiscal quarter ended December 31, 2005. Revenues for the first fiscal quarter ended December 31, 2005 were $23.9 million, an 18% decrease from $29.3 million for the same period in the prior fiscal year, and a 2% increase from $23.4 million for the prior quarter ended September 30, 2005.

The net loss on a GAAP basis for the first fiscal quarter was $2.5 million or $0.10 per share, compared to a net loss of $1.6 million or $0.07 per share for the same period in the prior fiscal year, and compared to a net loss of $1.3 million or $0.05 per share in the prior quarter ended September 30, 2005. Netopia recorded a charge in the amount of $0.3 million in the first fiscal quarter to reflect a settlement of litigation arising out of the bankruptcy in 2001 of a former customer.

The non-GAAP loss for the first fiscal quarter (which for the current period excludes FAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $1.0 million or $0.04 per share, compared to a non-GAAP loss of $1.3 million or $0.05 per share for the same period in the prior fiscal year (which for such period excludes amortization of acquisition-related intangible assets).

“We are pleased with the positive feedback on our new MiAVo family of VDSL2 and ADSL2+ bonded gateways as well as our NBBS remote management software platform,” said Alan Lefkof, Netopia’s president and CEO. “We believe that the technology synergy between these new hardware and software platforms is very compelling, especially for carriers deploying IPTV, VoIP and other ‘triple play’ services.”

Note:

Netopia will host a conference call to discuss its results for the first fiscal quarter ended December 31, 2005. The conference call will take place on Tuesday, January 24, 2006 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s Web site at www.netopia.com. To join the telephone conference, dial (913) 312-1292 and enter the pass code 2215074.

An archived recording of the conference call will be available on Netopia’s Web site for one year, and by telephone from January 24 - 31, 2006. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 2215074, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. is a market leader in high performance broadband customer premises networking equipment and carrier-class software for the management of broadband services and equipment. Netopia’s Wi-Fi CERTIFIED™ gateways feature 3-D Reach® technology for enhanced wireless range, security, and performance. Netopia has established strategic distribution relationships with leading carriers and broadband service providers including AT&T (formerly SBC Communications), BellSouth, Covad Communications, eircom, Swisscom, and Verizon. Netopia also offers broadband-enabled services and remote management software for enterprises’ technical support, help desks and personal computers.

Headquartered in Emeryville, California, Netopia’s common stock is listed for quotation on the OTC Bulletin Board (OTCBB) System under the symbol “NTPA.” Further information about Netopia can be obtained via phone at (510) 420-7400, fax at (510) 420-7601, or on the Web at www.netopia.com.

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Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband products and services; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband products and services in a timely manner; market acceptance of Netopia’s broadband products and services; Netopia’s ability to list its common stock on a Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; Netopia’s ability to complete the proposed settlement with the Securities and Exchange Commission relating to the restatement of Netopia’s consolidated financial statements for certain prior periods; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further,

Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to securities litigation arising out of the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and the formal investigation by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

All company names, brand names and product names are trademarks of their respective holder(s).

NETOPIA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three months ended December 31,
	2005	2004
	(unaudited)
REVENUES:
Broadband equipment	$21,051	$26,197
Broadband software and services	2,847	3,121

Total revenues	23,898	29,318

COST OF REVENUES:
Broadband equipment	14,511	19,945
Broadband software and services	528	266
Amortization of acquired technology	300	300

Total cost of revenues	15,339	20,511

GROSS PROFIT	8,559	8,807
OPERATING EXPENSES:
Research and development	3,929	3,206
Sales and marketing	4,853	5,085
General and administrative	2,419	2,195
Amortization of acquired intangible asset	—	86

Total operating expenses	11,201	10,572

OPERATING LOSS	(2,642)	(1,765)
Other income, net	164	148

NET LOSS BEFORE TAXES	(2,478)	(1,617)
Provision for income taxes	14	24

NET LOSS	$(2,492)	$(1,641)

Basic and diluted net loss per common share	$(0.10)	$(0.07)

Shares used in computing basic and diluted net loss per common share	25,450	24,748

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$21,051	$—		$21,051	$26,197	$—		$26,197
Broadband software and services	2,847	—		2,847	3,121	—		3,121

Total revenues	23,898	—		23,898	29,318	—		29,318

COST OF REVENUES:
Broadband equipment	14,511	(29	) (a)	14,482	19,945	—		19,945
Broadband software and services	528	—		528	266	—		266
Amortization of acquired technology	300	(300	) (b)	—	300	(300	) (b)	—

Total cost of revenues	15,339	(329)		15,010	20,511	(300)		20,211

GROSS PROFIT	8,559	329		8,888	8,807	300		9,107
OPERATING EXPENSES:
Research and development	3,929	(548	) (a)	3,381	3,206	—		3,206
Sales and marketing	4,853	(226	) (a)	4,627	5,085	—		5,085
General and administrative	2,419	(411	) (a)	2,008	2,195	—		2,195
Amortization of acquired intangible asset	—	—		—	86	(86	) (b)	—

Total operating expenses	11,201	(1,185)		10,016	10,572	(86)		10,486

OPERATING LOSS	(2,642)	1,514		(1,128)	(1,765)	386		(1,379)
Other income, net	164	—		164	148	—		148

NET LOSS BEFORE TAXES	(2,478)	1,514		(964)	(1,617)	386		(1,231)
Provision for income taxes	14	—		14	24	—		24

NET LOSS	$(2,492)	$1,514		$(978)	$(1,641)	$386		$(1,255)

Basic and diluted net loss per common share	$(0.10)			$(0.04)	$(0.07)			$(0.05)

Shares used in computing basic and diluted net loss per common share	25,450			25,450	24,748			24,748

Non-GAAP adjustments consist of:

(a)	Non-cash stock compensation expense pursuant to FAS 123(R); and

(b)	Amortization of acquisition-related intangible assets.

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2005	September 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,465	$22,234
Trade receivables, net	14,436	16,208
Inventories	7,418	8,718
Prepaid expenses and other current assets	1,472	1,102

Total current assets	45,791	48,262

Property and equipment, net	2,511	2,623
Intangible assets, net	3,712	4,037
Equity investment	1,032	1,032
Deposits and other assets	441	481

TOTAL ASSETS	$53,487	$56,435

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$18,387	$20,208
Long-term liabilities	406	355

Total liabilities	18,793	20,563

Stockholders’ equity	34,694	35,872

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,487	$56,435

*	Derived from the audited consolidated balance sheets dated September 30, 2005 included in Netopia, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.